                                                                     EXHIBIT 1.1

                                   ___ SHARES

                           KORN/FERRY INTERNATIONAL

                          COMMON STOCK, NO PAR VALUE

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                              ____________, 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
PAINEWEBBER INCORPORATED
As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
        Eleven Madison Avenue,
        New York, N.Y. 10010-3629.

Dear Sirs:

     1. Introductory. Korn/Ferry International, a California corporation ("Company"), proposes to issue and sell __________ shares of its Common Stock, no par value ("Securities"), and the shareholders listed in Schedule A hereto ("Selling Shareholders") propose severally to sell an aggregate of ___________ outstanding shares of the Securities (such __________ shares of Securities being hereinafter referred to as the "U.S. Firm Securities") to the several Underwriters named in Schedule B hereto ("Underwriters").

     It is understood that the Company and the Selling Shareholders are concurrently entering into a Subscription Agreement, dated the date hereof ("Subscription Agreement"), with Credit Suisse First Boston (Europe) Limited ("CSFBL"), and the other managers named therein ("Managers") relating to the concurrent offering and sale of __________ shares of Securities ("International Firm Securities") outside the United States and Canada ("International Offering").

     In addition, as set forth below the Company proposes to issue and sell (i) to the Underwriters, at the option of the Underwriters, an aggregate of not more than __________ additional shares of Securities ("U.S. Optional Securities") and
(ii) to the Managers, at the option of the Managers, an aggregate of not more than __________ additional shares of Securities ("International Optional Securities"). The U.S. Firm Securities and the U.S. Optional Securities are hereinafter called the "U.S. Securities"; the International Firm Securities and the International Optional Securities are hereinafter called the "International Securities"; the U.S. Firm Securities and the International Firm Securities are hereinafter called the "Firm Securities"; the U.S. Optional Securities and the International Optional Securities are hereinafter called the "Optional Securities". The U.S. Securities and the International Securities are collectively referred to as the "Offered Securities". To provide for the coordination of their activities, the Underwriters and the Managers have entered into an Agreement Between U.S. Underwriters and Managers which permits them, among other things, to sell the Offered Securities to each other for purposes of resale.

     The Company and the Selling Shareholders hereby agree with the several Underwriters as follows:

     2. Representations and Warranties of the Company and the Selling Shareholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:
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           (i) A registration statement (No. 333-61697) relating to the Offered
     Securities, including a form of prospectus relating to the U.S. Securities, has been filed with the Securities and Exchange Commission ("Commission") and either (i) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either
     (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the U.S. Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or

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     (if no such filing is required) as included in the Registration Statement, is hereinafter referred to as the "U.S. Prospectus", and the form of prospectus relating to the International Securities, which is identical to the U.S. Prospectus except for the outside front cover page, the inside front cover page, the outside back cover page and the text under the captions "Underwriting" and "Subscription and Sale" in the prospectus relating to the International Securities (copies of such pages and text having been heretofore delivered to CSFBL on behalf of the Managers), is hereinafter referred to as the "International Prospectus"; and the U.S. Prospectus and the International Prospectus are hereinafter collectively referred to as the "Prospectuses". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act;

           (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the U.S. Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the U.S. Prospectus is included, each Registration Statement and the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and none of such documents, nor the International Prospectus, includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the U.S. Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, none of such documents, nor the International Prospectus, will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or either of the Prospectuses based upon written information furnished to the Company by any Underwriter through the Representatives or by any Manager through CSFBL specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof;

           (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not be reasonably expected to have a material adverse effect on the condition (financial or other), business, properties or results of operations of

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     the Company and the Subsidiaries (as defined below) taken as a whole or the transactions contemplated by this Agreement and the Subscription Agreement ("Material Adverse Effect");

           (iv) Each significant subsidiary, as defined in Regulation S-X under the Act, of the Company, and Korn/Ferry International Futurestep, Inc. (collectively, the "Subsidiaries"), has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectuses; Korn/Ferry International Futurestep, Inc. is duly qualified to do business as a foreign corporation in good standing in the State of California; and each Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not be reasonably expected to have a Material Adverse Effect; all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Subsidiary owned by the Company, directly or through the Subsidiaries, is owned free from liens, encumbrances and defects;

           (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement and the Subscription Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectuses; and the shareholders of the Company have no preemptive rights with respect to the Securities;

           (vi) Except as disclosed in the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter or Manager for a brokerage commission, finder's fee or other like payment in connection with this offering;

           (vii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

           (viii) The Offered Securities have been approved for listing on the New York Stock Exchange subject to notice of issuance;

           (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws;

           (x) The execution, delivery and performance of this Agreement and the Subscription Agreement and the issuance and sale of the Offered Securities to be issued and sold by the Company will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or

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     any court, domestic or foreign, having jurisdiction over the Company or any
     Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter or by-laws of the Company or any such Subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement and the Subscription Agreement, respectively;

           (xi) This Agreement and the Subscription Agreement have been duly authorized, executed and delivered by the Company;

           (xii) The Company owns no real properties. Except as disclosed in the Prospectuses, the Company and the Subsidiaries have good and marketable title to all properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectuses, the Company and the Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them;

           (xiii) The Company and the Subsidiaries possess all material certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the absence, revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate be reasonably expected to have a Material Adverse Effect;

           (xiv) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect;

           (xv) The Company and the Subsidiaries own, possess or can acquire on reasonable terms all material trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate be reasonably expected to have a Material Adverse Effect;

           (xvi) Except as disclosed in the Prospectuses, there are no pending actions, suits or proceedings against or affecting the Company, any of the Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated;

           (xvii) The financial statements included in each Registration Statement and the Prospectuses present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial

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     statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectuses provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts;

           (xviii) Except as disclosed in the Prospectuses, since the date of the latest audited financial statements included in the Prospectuses there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectuses, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock; and

           (xix) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940.

     (b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

           (i) Such Selling Shareholder has and on the First Closing Date hereinafter mentioned will have full right, capacity, power and authority to enter into this Agreement, the Subscription Agreement and the Custody Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date;

           (ii) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Shareholder and each constitutes a valid and binding agreement of such Selling Shareholder in accordance with its terms;

           (iii) Such Selling Shareholder is and on the First Closing Date hereinafter mentioned will be the owner of the Offered Securities to be delivered by or on behalf of such Selling Shareholder on such Closing Date, and upon delivery in the State of New York of such Offered Securities to the Underwriters and Managers, registration of certificates for the Offered Securities in the names of or for the accounts of the Underwriters and Managers, and payment therefor in accordance with the terms of this Agreement and the Subscription Agreement, the Underwriters and Managers will each become the owners of their respective percentages of such Offered Securities, free of any "adverse claim" (as defined in the New York UCC), assuming that the Underwriters or Managers do not have notice of any adverse claim to the Offered Securities;

           (iv) The execution, delivery and performance of the Custody Agreement, this Agreement and the Subscription Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under any law, rule or regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Shareholder or any of his properties, or any agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties of such Selling Shareholder is subject or, require any consent, approval or authorization to be obtained or filing, registration or declaration

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     to be made by or on behalf of such Selling Shareholder which has not been obtained or made, provided that no representation is made as to the Act or state securities laws; and

           (v) At the Effective Time of the Initial Registration Statement and of any Additional Registration Statement, and on the date of this Agreement, to the best knowledge of such Selling Stockholder without independent investigation, each such Registration Statement, the U.S. prospectus, and the International Prospectus did not, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of U.S.$________ per share, that number of U.S. Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying _________ U.S. Firm Securities in the case of the Company and the number of U.S. Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto, in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of U.S. Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of U.S. Firm Securities.

     Certificates in negotiable form for the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with the Company, as custodian ("Custodian"). Each Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, of if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event of termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

     The Company and the Custodian will deliver the U.S. Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of CSFBC at the office of Sullivan & Cromwell, 1888 Century Park East, Los Angeles, California, at 7:00 A.M., California time, on _____________, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the U.S. Offering and the International Offering. The certificates for the U.S. Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Sullivan & Cromwell at least 24 hours prior to the First Closing Date.

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     In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the U.S. Prospectus, the Underwriters may purchase all or less than all of the U.S. Optional Securities at the purchase price per Security to be paid for the U.S. Firm Securities. The Company agrees to sell to the Underwriters the number of U.S. Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such U.S. Optional Securities. The U.S. Optional Securities to be purchased by the Underwriters on any Optional Closing Date shall be in the same proportion to all the Optional Securities to be purchased by the Underwriters and the Managers on such Optional Closing Date as the U.S. Firm Securities bear to all the Firm Securities. Such U.S. Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of U.S. Firm Securities set forth opposite such Underwriter's name bears to the total number of U.S. Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the U.S. Firm Securities. No Optional Securities shall be sold or delivered unless the U.S. Firm Securities and the International Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC on behalf of Underwriters and the Managers to the Company.

     Each time for the delivery of and payment for the U.S. Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the U.S. Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of CSFBC, at the office of Sullivan & Cromwell. The certificates for the U.S. Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CSFBC at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the U.S. Prospectus.

     5. Certain Agreements of the Company and the Selling Shareholders. The Company agrees with the several Underwriters and the Selling Shareholders that:

          (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file with the Commission pursuant to and in accordance with subparagraph
     (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

     The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b)

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     on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectuses are printed and distributed to any Underwriter or Manager, or will make such filing at such later date as shall have been consented to by CSFBC.

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or either of the Prospectuses and will not effect such amendment or supplementation without CSFBC's prior consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or either of the Prospectuses and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which either of both of the Prospectuses as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either or both of the Prospectuses to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and, in the case of the U.S. Prospectus, file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (one of which will be signed and will include all exhibits), each preliminary prospectus relating to the U.S. Securities, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the U.S. Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The U.S. Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

          (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

          (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except
     (i) grants of stock options pursuant to the terms of the Company's Performance Award Plan, and issuances of Securities pursuant to the exercise of such options or the exercise of any other employee stock options outstanding on the date hereof, and (ii) offers, sales or issuances of its Securities in connection with (a) acquisition transactions not involving a public offering, (b) conversion of the Company's outstanding phantom units and stock rights and (c) administration of the Company's 401(k) plan and the Company's equity participation programs and supplemental equity participation programs.

          (i) The Company agrees with the several Underwriters and the Selling Shareholders that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Shareholders, as the case may be, under this Agreement, and will reimburse the Underwriters (if and to the extent incurred by them) for any filing fees and other expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incidental to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, and for expenses incurred in distributing preliminary prospectuses and the Prospectuses (including any amendments and supplements thereto) to the Underwriters, provided that each Selling Shareholder severally agrees to pay any transfer taxes on the sale by such Selling Shareholder of Offered Securities to the Underwriters.

          (j)  Each Selling Shareholder agrees to deliver to CSFBC, attention:
     Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          (k) Each Selling Shareholder agrees, for a period of 180 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, other than to the Company, or publicly disclose the intention to make any such offer, sale, pledge or disposition without the prior written consent of CSFBC.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the U.S. Firm Securities on the First Closing Date and the U.S. Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Arthur Andersen LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

               (iii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the
               Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and the Subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included the Prospectuses; or

                    (C) for the period from the closing date of the latest income statement included in the Prospectuses to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in net fee revenue, operating income or in the total or per share amounts of consolidated net income;

          except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectuses disclose have occurred or may occur or which are described in such letter;

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and the Subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter;

               (v) in their opinion, the Company's presentation of Management's Discussion and Analysis included in the Registration Statements includes, in all material respects, the required elements of the Rules and Regulations; the historical financial amounts included therein have been accurately derived, in all material respects, from the Company's financial statements; and the underlying information, determinations, estimates and assumptions of the Company provide a reasonable basis for the disclosures contained therein; and

               (vi) nothing came to their attention as a result of the procedures specified in their letter that caused them to believe that the unaudited pro forma condensed consolidated financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectuses" shall mean the prospectus relating to the U.S. Securities included in the Registration Statements and the corresponding form of prospectus relating to the International Securities.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time either Prospectus are printed and distributed to any Underwriter or Manager, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the U.S. Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or the Subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities; (ii) any suspension or significant limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by U.S. Federal or New York authorities; or
     (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the U.S. Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of O'Melveny & Myers, L.L.P., counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of California, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectuses;

               (ii) The Company has qualified as a foreign corporation to do business in the states identified by the Company in an Officer's Certificate, a copy of which will be delivered to the Representatives;

               (iii) The outstanding shares of the Common Stock of the Company have been duly authorized by all necessary corporate action on the part of the Company and are validly issued, fully paid and nonassessable; and the holders of the Common Stock of the Company are not entitled to any preemptive right to subscribe to any additional shares of the Common Stock of the Company under the Company's Articles of Incorporation or Bylaws;

               (iv) The Offered Securities delivered on such Closing Date have been duly authorized by all necessary corporate action on the part of the Company and, upon payment for and delivery of the Offered Securities in accordance with this Agreement and the

          Subscription Agreement and the countersigning of the certificate or certificates representing the Offered Securities by a duly authorized signatory of the registrar for the Common Stock of the Company, the Offered Securities will be validly issued, fully paid and nonassessable;

               (v) No order, consent, permit or approval of any California or Federal governmental authority is required on the part of the Company for the execution and delivery by the Company of, or the issuance and sale of the Offered Securities by the Company pursuant to the terms of, this Agreement or the Subscription Agreement, except such as have been obtained under the Act and such as may be required under applicable Blue Sky or state securities laws;

               (vi) The execution and delivery by the Company of, and the issuance and sale of the Offered Securities by the Company pursuant to the terms of, this Agreement and the Subscription Agreement, do not violate any California or Federal statute, rule or regulation, except that such counsel need express no opinion regarding any federal securities laws or Blue Sky or state securities laws or Section 7 of this Agreement or Section 7 of the Subscription Agreement;

               (vii) The execution and delivery by the Company of, and the issuance and sale of the Offered Securities by the Company pursuant to the terms of, this Agreement and the Subscription Agreement, do not
          (1) violate the Articles of Incorporation or Bylaws of the Company, or
          (2) violate, breach, or result in a default under, any existing obligation of or restriction on the Company under any other agreement listed as an exhibit to the Registration Statement;

               (viii) The execution and delivery by the Company of this Agreement and the Subscription Agreement have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and the Subscription Agreement have been duly executed and delivered by the Company;

               (ix) The Initial Registration Statement and, if applicable, the Additional Registration Statement have been declared effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Initial Registration Statement or, if applicable, the Additional Registration Statement has been issued or threatened by the Commission;

               (x) The Initial Registration Statement and, if applicable, the Additional Registration Statement, on their respective effective dates, appeared on their face to comply in all material respects with the requirements as to form for Registration Statements on Form S-1 under the Act and the Rules and Regulations in effect on the date of effectiveness, except that such counsel need express no opinion concerning the financial statements and other financial information contained therein;

               (xi) Such counsel does not know of any contract or other document of a character required to be described in a Registration Statement or the Prospectuses or to be filed as an exhibit to the Initial Registration Statement or, if applicable, the Additional Registration Statement which was not described and filed as required; and

               (xii) The statements in the Prospectuses under the caption "Description of Capital Stock," insofar as they summarize provisions of the Articles of Incorporation and Bylaws of the Company, fairly present the information required by Form S-1.

          Such counsel shall state that in connection with such counsel's participation in conferences in connection with the preparation of the Initial Registration Statement and, if applicable, the Additional Registration Statement, and the Prospectuses, such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, and the limitations inherent in the examination made by such counsel and the knowledge available to such counsel are such that such counsel is unable to assume, and does not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (xii) above). However, such counsel shall state that on the basis of such counsel's review and participation in conferences in connection with the preparation of the Initial Registration Statement and, if applicable, the Additional Registration Statement and the Prospectuses and relying on such counsel's determination as to materiality to an extent upon opinions of officers and other representatives of the Company, such counsel does not believe that the Initial Registration Statement and, if applicable, the Additional Registration Statement, as of their respective effective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and such counsel does not believe that the Prospectuses on the date of such opinion, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion or belief as to the financial statements and other financial information contained in the Initial Registration Statement, the Additional Registration Statement, if any, or the Prospectuses.

          (e) The Representatives shall have received an opinion, dated the first Closing Date, of Latham & Watkins, special counsel for the Selling Shareholders, to the effect that:

               (i) Assuming that each Selling Shareholder (A) has the capacity, power and authority, as applicable, to execute, deliver and perform the Power of Attorney, the Custody Agreement and this Agreement, (B) as applicable, has duly authorized the execution, delivery and performance of the Power of Attorney, the Custody Agreement, and this Agreement, (C) has duly executed and delivered the Power of Attorney and the Custody Agreement, and (D) such execution, delivery and performance of the Power of Attorney, the Custody Agreement, and this Agreement do not violate any law, rule or regulation applicable to such Selling Shareholder, and do not require any consent, approval or authorization to be obtained or filing, registration or declaration to be made by or on behalf of such Selling Shareholder which has not been duly obtained or made, each of the Power of Attorney and Custody Agreement is a legally valid and binding obligation of such Selling Shareholder, enforceable in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (2) laws governing the enforceability of agencies and obligations after death, (3) general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of a court before which any proceeding may therefore be brought, and (4) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and this Agreement has been duly executed and delivered by [Attorney-in-Fact] on behalf on the Selling Shareholders; and

               (ii) Assuming that the representations of the Company herein and of the Selling Shareholders as to their ownership of the Offered Securities in Section 2(b) are correct, upon payment for such Offered Securities in accordance with the terms of this Agreement, delivery of such Offered Securities to DTC or its nominee ("DTC") in the State of New York, registration of such Offered Securities in the name of DTC, and registration of such Offered Securities to the account of the Underwriters in the records of DTC, the Underwriters will become the owners of such Offered Securities, free of any "adverse claim" (as defined in Section 8-101(a)(1) of the New York UCC), assuming that the Underwriters do not have notice of any adverse claim to such Offered Securities.

               In rendering such opinion, such counsel may assume that the parties to this Agreement, the Power of Attorney and the Custody Agreement are duly organized and existing, have requisite capacity, power and authority to enter into and perform this Agreement, the Power of Attorney and the Custody Agreement, and that this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by such parties and constitute their respective legally valid and binding obligations, and that such execution, delivery and performance does not violate any law, rule or regulation applicable to them or require any consent, approval or authorization to be obtained or filing, registration or declaration to be made by or on behalf of such persons which has not been obtained or made.

          (f) The Representatives shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectuses and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (g) The Representatives shall have received a certificate, dated such Closing Date, of the President, a Vice Chair or any Vice President and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time either Prospectus was printed and distributed to any Underwriter or Manager; and, subsequent to the date of the most recent financial statements in the Prospectuses, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and the Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectuses or as described in such certificate.

          (h) The Representatives shall have received a certificate, dated such Closing Date, of each of the Selling Shareholders stating that the representations and warranties of such Selling Shareholder in this Agreement are true and correct and such Selling Shareholder has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

          (i) The Representatives shall have received a letter, dated such Closing Date, of Arthur Andersen LLP, which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

          (j) On such Closing Date, the Managers shall have purchased the International Firm Securities or the International Optional Securities, as the case may be, pursuant to the Subscription Agreement.

The Company and the Selling Shareholders will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned in respect of any preliminary prospectus, or any amendment or supplement thereto, to the extent that both (i) the untrue statements or alleged untrue statements or omissions or alleged omissions of material fact contained in any preliminary prospectus or any amendment or supplement thereto were fully corrected in the Prospectuses or any amendments or supplements thereto and (ii) the fully corrected Prospectuses or amendments or supplements were required to be delivered by such Underwriter under the Act in connection with such purchase, were provided to such Underwriter by the Company prior to the time the written confirmation of the sale of the Offered Securities to such purchaser was sent and were not sent or given to such purchaser at or prior to the written confirmation of the sale of Offered Securities to such person.

     (b) The Selling Shareholders, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished by such Selling Shareholder to the Company specifically for use therein and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; it being understood and agreed that the only such information furnished by such shareholder consists of his name, address, number of shares beneficially owned and number of shares offered for sale. The indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned in respect of any preliminary prospectus, or any amendment or supplement thereto, to the extent that both (i) the untrue statements or alleged untrue statements or omissions or alleged omissions of material fact contained in any preliminary prospectus or any amendment or supplement thereto were fully corrected in the Prospectuses or any amendments or supplements thereto and (ii) the fully corrected Prospectuses or amendments or supplements were required to be delivered by such Underwriter under the Act in connection with such purchase, were provided to such Underwriter by the Company prior to the time the written confirmation of the sale of the Offered Securities to such purchaser was sent and were not sent or given to such purchaser at or prior to the written confirmation of the sale of Offered Securities to such person.

     (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, either of the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the U.S. Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page, the concession and reallowance figures appearing in the fifth paragraph under the caption "Underwriting" and the information contained in the seventeenth paragraph under the caption "Underwriting".

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnified party shall, without the prior written consent of the indemnifying party, which consent will not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party seeks indemnification pursuant to this Section.

     (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, but only in respect of matters that such party would otherwise be entitled to indemnify pursuant to such subsections, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the U.S. Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the U.S. Securities (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company and the Selling Shareholders under this Section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase U.S. Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of U.S. Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such U.S. Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the U.S. Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of U.S. Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of U.S. Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Shareholders for the purchase of such U.S. Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to U.S. Optional Securities after the First Closing Date, this Agreement will not terminate as to the U.S. Firm Securities or any U.S. Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Shareholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Company, any Selling Shareholder, any Underwriter or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the U.S. Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the U.S. Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company, the Selling Shareholders, and the Underwriters pursuant to
Section 7 shall remain in effect, and if any U.S. Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the U.S. Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (ii), (iii), or (iv) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the U.S. Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 1800 Century Park East, Suite 900, Los Angeles, CA 90067, Attention: General Counsel, or, if sent to the Selling Shareholders or any of them, will be mailed, delivered or telegraphed and confirmed to [Attorney-in-Fact] at the Company, 1800 Century Park East, Suite 900, Los Angeles, CA 90067; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. [Attorney-in-Fact] will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by [Attorney-in-Fact] will be binding upon the Selling Shareholders.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.

                              Very truly yours,


                              SELLING SHAREHOLDERS (set forth in Schedule A)


                                    By_____________________________________
                                              Attorney-in-Fact


                              KORN/FERRY INTERNATIONAL


                                    By_____________________________________
                                         Elizabeth S.C.S. Murray
                                         Executive Vice President and Chief
                                         Financial Officer


                                    By_____________________________________
                                         Peter L. Dunn
                                         Vice Chair and Corporate Secretary

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES
  CORPORATION
PAINEWEBBER INCORPORATED

  Acting on behalf of themselves and
  as the Representatives of the several
  Underwriters.

  By CREDIT SUISSE FIRST BOSTON CORPORATION

   By______________________________________
                           [Insert title]

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